Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT


         This registration rights agreement is dated May 12, 2000, and is between TERACOMM RESEARCH, INC., a Delaware corporation ("TeraComm"), and ATLANTIC TECHNOLOGY VENTURES, INC., a Delaware corporation ("Atlantic").

         Pursuant to a stock purchase agreement dated the date hereof between TeraComm and Atlantic, TeraComm is issuing to Atlantic 1,400 shares of its Series A preferred stock, par value $0.001 per share ("Series A Preferred Stock"; those shares, the "Shares"). The Shares are being issued without being registered under the Securities Act, as they are being issued in reliance upon an exemption from registration. TeraComm and Atlantic wish to specify Atlantic's rights in connection with public offerings and sales of those shares.

         The parties therefore agree as follows:

         1. Definitions. As used in this agreement, the following terms have the following meanings:

         "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the State of Vermont are authorized by law, regulation or executive order to close.

         "Common Stock" means TeraComm's common stock, par value $0.001 per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as in effect from time to time.

         "Holder" means Atlantic and its successors, assigns and transferees (subject to Section 13). For purposes of this agreement, TeraComm may, subject to Section 13, deem the registered holder of a Registrable Security to be the Holder thereof, except that the beneficial owner of any Registrable Securities held in "street name" will be deemed to be the Holder thereof.

         "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, government or agency or political subdivision thereof or other entity.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by that Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

         "Registrable Securities" means (1) any shares of Common Stock issued or issuable upon conversion of the Shares, and (2) any shares of Common Stock issued as, or issued upon the conversion or exercise of any warrant, right or other convertible security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock issued or issuable upon conversion of the Shares.

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         "Registration Statement" means any registration statement covering any of the Registrable Securities pursuant to the provisions of this agreement, including the Prospectus included therein, all amendments and supplements to that Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in that Registration Statement.

         "Reporting Event" means the consummation of TeraComm's first firm-commitment underwritten public offering of Common Stock.

         "SEC" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder as in effect from time to time.

         "Underwritten Offering" means an offering that is registered under the Securities Act in which securities of TeraComm are sold to an underwriter for reoffering to the public.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as that security continues to be a Restricted Security. A Registrable Security that has ceased to be a Registrable Security cannot thereafter become a Registrable Security. As used herein, a "Restricted Security" is a Registrable Security that has not been effectively registered under the Securities Act and distributed in accordance with an effective Registration Statement and that has not been distributed by a Holder pursuant to Rule 144, Rule 903 or Rule 904, unless, in the case of a Registrable Security distributed pursuant to Rule 903 or Rule 904, any applicable restricted period has not expired or the SEC or its staff has taken the position in a published release, ruling or no-action letter that securities distributed under Rule 903 or 904 are ineligible for resale in the United States under Section 4(1) of the Securities Act notwithstanding expiration of the applicable restricted period.

         3. Demand Registration. Upon the written request of Holders owning at least a majority of the Registrable Securities and provided that there is then no effective Registration Statement in effect with respect to all the Registrable Securities, TeraComm shall in accordance with the terms of this agreement as promptly as possible register under the Securities Act the Registrable Securities that the Holders request be so registered, on condition that the Registrable Securities that the requesting Holders request be so registered represent not less than 25% of the Registrable Securities owned by the requesting Holders or have a value of not less than $5 million, based on the Current Market Price. As used in this Agreement, "Current Market Price" means the current market price of a share of TeraComm common stock as determined in good faith by the TeraComm's board of directors or, if TeraComm's board of directors is unable to so determine, by a nationally-recognized independent investment banking firm selected by Atlantic and TeraComm or, in the event Atlantic and TeraComm are unable to agree upon the selection of an investment banking firm, by a nationally-recognized independent investment banking firm selected by a nationally-recognized independent investment banking firm selected by Atlantic and one selected by TeraComm.

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               (b) Upon receipt of any request for registration pursuant to
Section 3(a) from any Holders, TeraComm shall promptly give written notice of that request to all other Holders. TeraComm shall include in the requested registration all Registrable Securities requested to be included by those of the other Holders who make that request by written notice to TeraComm delivered within 10 Business Days of delivery of TeraComm's notice. If TeraComm receives a request for inclusion in the registration of the Registrable Securities of additional Holders, it shall promptly so inform the Holders who made the initial request for registration.

               (c) A Holder or Holders requesting a registration pursuant to this Section 3 may, at any time prior to the effective date of the Registration Statement relating to that registration, revoke that request by providing a written notice to TeraComm revoking that request. If a Holder or Holders revoke any demand for registration or that demand registration otherwise fails to become effective as a result of any action or inaction by the Holder or Holders, that Holder or those Holders, at their option, shall either pay all Registration Expenses with respect to that revoked demand or count that revoked demand as the completed demand for registration to which that Holder or those Holders are entitled pursuant to this Section 3.

               (d) TeraComm is not required to register the Registrable Securities prior to the date six months after the Reporting Event or during the 90-day period following the completion of any Underwritten Offering. Atlantic may not demand more than two registrations pursuant to this Section 3.

               (e) Subject to Section 3(c), TeraComm shall pay all Registration Expenses with respect to any demand registration pursuant to this Section 3.

               (f) TeraComm shall use its best efforts to (1) cause the Registration Statement relating to any demand registration pursuant to this
Section 3 to become effective under the Securities Act as promptly as practicable, (2) thereafter keep that Registration Statement effective continuously for the period specified in Section 3(g), and (3) prevent the happening of any event of the kind described in Sections 6(a)(2)(D) and (E). TeraComm may initiate or engage in negotiations with respect to, or consummate, any transaction (whether or not material to TeraComm), even if the effect thereof would be cause the happening of an event described in Section 6(a)(2)(F).

               (g) A demand registration requested pursuant to this Section 3 will not be deemed to have been effected or complied with unless the Registration Statement relating thereto has become effective under the Securities Act and remain continuously effective (except as otherwise permitted under this agreement) for a period ending on the earlier of the following dates:

(1)      the date 120 days after the effective date of that Registration
         Statement; and

(2) the date on which all Registrable Securities covered by that Registration Statement have been sold and the distribution contemplated thereby has been completed.

               (h) TeraComm and any holder of TeraComm's securities that has registration rights (other than the Holders) may include its securities in any demand registration effected pursuant to this Section 3, except that if the managing underwriter or underwriters of any

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Underwritten Offering contemplated in connection with that registration advise the Holders in writing that the total amount or kind of securities to be include in that Underwritten Offering is sufficiently large to materially adversely affect the success of the Underwritten Offering, then TeraComm shall reduce the amount or kind of securities to be offered for the account of TeraComm or any other holder to the extent necessary to reduce the total amount or kind of securities to be included in the contemplated Underwritten Offering to the amount or kind recommended by the managing underwriter or underwriters.

               (i) TeraComm may elect to effect any registration under this
Section 3 on a form permitted by the rules and regulations of the SEC, except that TeraComm shall use Form S-3 if TeraComm is eligible to use that form.

               (j) When in the opinion of counsel for TeraComm registration of the Registrable Securities is not required by the Securities Act and other applicable securities laws in connection with a proposed sale of Registrable Securities, the Holders may not request a demand registration pursuant to this
Section 3 in connection with that proposed sale and TeraComm shall promptly provide to the transfer agent and the Holder's or Holders' broker or brokers in connection with any sale transaction an opinion of counsel for TeraComm to the effect set forth above, on condition that the Holder or Holders provide representation letters in customary form to counsel for TeraComm rendering that opinion.

         4. Piggyback Registration. If TeraComm at any time proposes to file a registration statement with respect to any class of its equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8, or any successor or substantially similar form, or a registration statement covering (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan) or for the account of one or more holders of securities of TeraComm (other than the Holders) pursuant to demand registration rights granted by TeraComm (each such holder, a "Requesting Securityholder"), then TeraComm shall in each case give written notice of the proposed filing to all Holders at least 20 Business Days before the anticipated filing date of the registration statement by TeraComm, which notice must offer to all Holders the opportunity to have any or all of the Registrable Securities included in that registration statement, subject to the terms of this agreement. Each Holder that wishes to have any of its Registrable Securities registered under this Section 4 must so advise TeraComm within 10 Business Days after the date of its receipt of that notice, specifying how many of its Registrable Securities it wishes to have so registered, and subject to Section 4(b) TeraComm shall include in that Registration Statement all Registrable Securities that Holders have requested be included therein, except that in the event that Registration Statement is for an Underwritten Offering, the Holders included therein must join in the underwriting on the same terms and conditions as TeraComm or the Requesting Securityholders (except that the Holders will not be required to give any representations relating to TeraComm in their capacity as the Holders), and shall execute any underwriting agreement, "lock-up" letters or other customary agreements or documents executed by TeraComm or the Requesting Securityholders in connection with that Underwritten Offering.

               (b) If the managing underwriter or underwriters of any such proposed public offering advise TeraComm in writing that the total amount or kind of securities that the Holders, TeraComm, any Requesting Securityholders and any other Persons intended to be included in

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that proposed public offering is sufficiently large to materially adversely affect the success of that proposed public offering, then TeraComm may, upon written notice to all Holders, reduce pro rata the number of Registrable Securities and the amount or kind of securities to be offered for the accounts of any other Persons requesting registration of securities pursuant to rights similar to the rights of the Holders under this Section 4 to the extent necessary to reduce the total amount or kind of securities to be included in that proposed public offering to the amount or kind recommended by that managing underwriter or underwriters before the securities offered by TeraComm or any Requesting Securityholder are so reduced.

               (c) Neither the giving of notice by TeraComm nor any request by the Holders to register Registrable Securities pursuant to Section 4(a) will in any way obligate TeraComm to file a Registration Statement with the SEC. TeraComm may at any time prior to its effective date determine not to offer the securities to which a Registration Statement relates or withdraw that Registration Statement from the SEC, all without incurring any liability to the Holders.

               (d) When in the opinion of counsel for TeraComm registration of the Registrable Securities is not required by the Securities Act and other applicable securities laws in connection with a proposed sale of Registrable Securities, the Holders may not request a piggyback registration pursuant to this Section 4 in connection with that proposed sale and TeraComm shall promptly provide to the transfer agent and the Holder's or Holders' broker or brokers in connection with any sale transaction an opinion of counsel for TeraComm to the effect set forth above, on condition that the Holder or Holders provide representation letters in customary form to counsel for TeraComm rendering that opinion.

         5. Limitations on Subsequent Registration Rights. TeraComm may not without the consent of the Holders owning a majority of the Registrable Securities enter into with any Person any other agreement granting registration rights that are, in the reasonable judgment of Holders owning a majority of the Registrable Securities, superior to the rights granted in this Agreement, unless TeraComm grants the Holders rights comparable to those that it proposes to grant in that other agreement..

         6. Registration Procedures and Other Agreements. (a) In connection with TeraComm's registration obligations pursuant to Section 3 and, to the extent applicable thereto, Section 4, TeraComm shall do the following:

(1) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep that Registration Statement effective, except that no Registration Statement need remain in effect after all Registrable Securities covered by that Registration Statement have been sold and distributed as contemplated by that Registration Statement;

(2)      notify each selling Holder promptly of the following:

         (A) when a new Registration Statement, amendment thereto, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective;

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         (B)    of any request by the SEC for amendments or supplements to any
                Registration Statement or Prospectus or for additional information;

         (C) of the issuance by the SEC of any comments with respect to any filing;

         (D) of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose;

         (E) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (F) of the happening of any event that makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and make every reasonable effort to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

(3) furnish to each selling Holder, without charge, at least one manually signed or "edgarized" copy and as many conformed copies as that Holder reasonably requests, of the then-effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

(4) deliver to each selling Holder, without charge, as many copies of the then-effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as that Holder reasonably requests;

(5) use best efforts to register or qualify under the securities or blue sky laws of such jurisdictions as the selling Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in those jurisdictions of the Registrable Securities covered by the then-effective Registration Statement, except that TeraComm will not be required to
         (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify or (B) subject itself to general taxation in any such jurisdiction;

(6) upon the occurrence of any event contemplated by Section 6(a)(2)(F), as promptly as practicable (in light of the circumstances causing the occurrence of that event) prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(7)      use reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by TeraComm are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form;

(8) if the registration is in connection with an Underwritten Offering, enter into an underwriting agreement with respect to the Registrable Securities containing provisions that are customary in connection with underwritten secondary offerings, including representations, opinions of counsel, letters of accountants and indemnification provisions with underwriters that acquire Registrable Securities;

(9) otherwise use its best efforts to comply in all material respects with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and complying with Rule 158 of the SEC thereunder;

(10) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.; and

(11) make available for inspection by a representative of selling Holders and any attorney or accountant retained by such selling Holders all financial and other records, pertinent corporate documents and properties of TeraComm and cause TeraComm's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to TeraComm, prior to the release or disclosure to them of any such information, records or documents.

               (b) Each selling Holder shall furnish to TeraComm, upon request, in writing such information and documents as, in the opinion of counsel to TeraComm, is reasonably necessary to prepare properly and file that Registration Statement in accordance with the applicable provisions of the Securities Act.

         7. Registration Expenses. Whether or not any Registration Statement becomes effective, TeraComm will be responsible for all expenses incident to TeraComm's performance of or compliance with this agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), the reasonable fees and disbursements of one counsel retained by the Holders, printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the

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expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if TeraComm elects to obtain such insurance), fees and expenses of any special experts retained by TeraComm in connection with any registration hereunder and the fees and expenses of any other Person retained by TeraComm (all such fees and expenses being referred to as "Registration Expenses"). Not included in Registration Expenses are underwriting discounts, commissions or fees and any stock transfer taxes, attributable to the sale of the Registrable Securities.

         8. Suspension of Sales under Certain Circumstances. (a) Upon receipt of any notice from TeraComm that dispositions under the then-current Prospectus must be discontinued and suspended, whether as a result of an event described in
Section 6(a)(2)(D), (E) or (F) or otherwise, each Holder shall forthwith discontinue and suspend disposition of Registrable Securities pursuant to that Prospectus until (1) the Holders are advised in writing by TeraComm that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, or (2) the Holders receive copies of a supplemented or amended Prospectus contemplated by Section 6, or (3) the Holders are advised in writing by TeraComm that they may resume use of the Prospectus.

               (b) If at any time following the date hereof any shares of Common Stock are to be sold pursuant to an Underwritten Offering (other than in connection with a registration statement on Form S-4 or S-8, or any successor or substantially similar form, or a registration statement covering (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan), then for the period commencing 15 days prior to, and expiring 90 days after, the effective date of such Underwritten Offering, none of the Holders may effect any public sale or distribution of any Registrable Securities or any other shares of Common Stock of TeraComm then owned by the Holders, other than pursuant to that Underwritten Offering (if any Registrable Securities are included in such Underwritten Offering).

               9. Indemnification. (a) TeraComm shall indemnify, to the full extent permitted by law, but without duplication, each Holder, any of their respective officers and directors, if any, and each Person who controls any Holder within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except that TeraComm will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (A) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to TeraComm by or on behalf of the Holders specifically for inclusion therein or (B) is caused by any untrue statement or omission, or any alleged untrue statement or omission, made in a Prospectus but eliminated or remedied in a subsequent Prospectus if TeraComm shall have timely furnished copies thereof to the relevant Holder in accordance with this agreement and a copy of the Prospectus was required pursuant to the Securities Act to be sent or given by that Holder or on its

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behalf to the Person asserting that loss, claim, damage, liability or expense at or prior to the sale of those Registrable Securities to that Person and was not so sent or given.

               (b) In connection with any Registration Statement covering Registrable Securities of any Holder, that Holder shall furnish to TeraComm in writing such information as TeraComm reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the full extent permitted by law, but without duplication, TeraComm, its officers, directors, stockholders, employees, advisors and agents, and each Person who controls TeraComm (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by that Holder to TeraComm specifically for inclusion therein. If the offering to which the Registration Statement relates is an Underwritten Offering, each Holder shall enter into an underwriting agreement in customary form with the underwriters and indemnify the underwriters, their officers and directors, if any, and each Person who controls the underwriters within the meaning of the Securities Act to the same extent as each Holder is required to indemnify TeraComm.

               (c) Any Person entitled to indemnification hereunder must (1) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (2) permit the indemnifying party to assume the defense of that claim with counsel reasonably satisfactory to the indemnified party, except that the indemnified party may employ separate counsel and participate in, but not control, the defense of that claim. The indemnified party will be responsible for the fees and expenses of such counsel, unless (A) the indemnifying party fails to assume the defense of that claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner, or
(B) in the reasonable judgment of the indemnified party, based upon written advice of its counsel, a conflict of interest may exist between the indemnified party and the indemnifying party with respect to that claim (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party may not assume the defense of any claim as to which that conflict of interest may exist). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any judgment or enter into any settlement that does not require that the claimant or plaintiff give the indemnified party a release from all liability in respect of that claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by that indemnifying party with respect to that claim, as well as one local counsel in each relevant jurisdiction.

               (d) If for any reason indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 9(a) and 9(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage, liability or expense for which it is entitled to indemnification in such proportion as is appropriate to reflect not only the relative

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benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

         10. Rule 144. TeraComm shall use its reasonable best efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule. TeraComm shall use its reasonable best efforts to file timely with the SEC all documents and reports required of TeraComm under the Exchange Act. TeraComm shall furnish to any Holder, upon request, a written statement executed on behalf of TeraComm as to compliance with the current public information requirements of Rule 144.

         11. Amendments and Waivers. The provisions of this agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of TeraComm and Holders of a majority of the Registrable Securities.

         12. Notices. Every notice or other communication required or contemplated by this agreement must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded as delivered to the intended recipient; or (3) next-day delivery by a recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur one business day after being sent. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

         If to a Holder, at the most current address for that Holder as it appears on the books of TeraComm; and

         If to TeraComm, to:

         TeraComm Research, Inc.
         P.O. Box 163
         Essex Junction, VT  05453
         Attention:  Kenneth A. Puzey, President

         with a copy to:

         Ireland, Stapleton, Pryor & Pascoe, P.C.
         1675 Broadway
         Suite 2600
         Denver, CO 80202
         Attention:  Jack Lewis, Esq.

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         13. Successors and Assigns. This agreement inures to the benefit of and is binding upon the successors, transferees and assigns of the parties hereto, except that (1) no transferee in any transfer made in reliance on Rule 144 under the Securities Act will have any rights as a Holder under this agreement, and
(2) no Person to whom Registrable Securities are transferred will have any rights under this agreement as a Holder unless that Person agrees to be bound by the terms and conditions of this agreement.

         14. Governing Law. This agreement is governed by the laws of the State of New York, without giving effect to principles of conflict of laws.

         15. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this agreement may be brought against any of the parties in the courts of the State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 12. Nothing in this
Section 15, however, affects the right of any party to serve legal process in any other manner permitted by law.

         16. Entire Agreement. This agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

         Atlantic and TeraComm are executing this agreement on the date stated in the introductory clause.

                                        TERACOMM RESEARCH, INC.



                                        By:____________________________________
                                           Kenneth A. PuzeyPresident



                                        ATLANTIC TECHNOLOGY VENTURES, INC.



                                        By:____________________________________
                                           A. Joseph Rudick
                                           President


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